Exhibit 10.15

FIRST AMENDMENT TO SUBLEASE,

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS FIRST AMENDMENT TO SUBLEASE, SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”), dated for reference purposes only as of April 2, 1999, is made by and among VARIAN, INC., a Delaware corporation (“Sublessor”), COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation (“Sublessee”), VARIAN ASSOCIATES, INC., a Delaware corporation (“Varian Associates”), and VARIAN REALTY INC., a California corporation (“Varian Realty”). Varian Associates and Varian Realty are sometimes hereinafter collectively referred to as “Ground Lessee”.

Recitals:

A.                                  Varian Associates, a California corporation (“Varian California”), and The Board of Trustees of the Leland Stanford Junior University (“Stanford”) are the parties to that certain unrecorded Lease dated July 1, 1959, as subsequently amended by Varian California and Stanford (the “Original Lease for Units 6, 7, 10 and 12”), whereby Varian California leased from Stanford certain real property located in Palo Alto, California, commonly referred to as Units 6, 7, 10 and 12.

B.                                    Varian California and Stanford are the parties to that certain unrecorded Lease dated January 1, 1956, a Memorandum of Lease having been recorded June 25, 1956, in Book 3532, at Page 469, Records of Santa Clara County, California, as subsequently amended by Varian California and Stanford (collectively, the “Original Lease for Units 5 and 11A”), whereby Varian California, leased from Stanford certain real property located in Palo Alto, California, commonly referred to as Units 5 and 11A. The Original Lease for Units 6, 7, 10 and 12 and the Original Lease for Units 5 and 11A are collectively referred to herein as the “Original Leases”.

C.                                    Varian Associates, as the successor to Varian California as the “Lessee” under the Original Lease for Units 6, 7, 10 and 12, as “Sublessor”, and Sublessee, as “Sublessee” entered into that certain Sublease (Building 4, Palo Alto) dated August 10, 1995, a Memorandum of Sublease (Building 4, Palo Alto) having been recorded August 10, 1995, as Instrument No. 12979123, Records of Santa Clara County, California (collectively, the “CPI Sublease”), whereby Sublessee subleased from Varian Associates a portion of the building situated on Unit 6, located at 3120 Hansen Way, Palo Alto, California, and commonly referred to as Building 4 (“Building 4”). The CPI Sublease is subject and subordinate to the Original Lease for Units 6, 7, 10 and 12.

D.                                   Varian Associates and Stanford separated the Original Lease for Units 6, 7, 10 and 12 into three separate leaseholds, and Varian Associates,

Varian Realty and Stanford combined the leaseholds for Units 5, 6 and 11 A in to a single lease pursuant to that certain Restated and Amended Lease by and between Varian Associates and Varian Realty, collectively as “Lessee”, and Stanford, as “Lessor”, dated March 30, 1999, a Memorandum of Restatement and Amendment of Lease having been recorded March 30, 1999, as Instrument No. 14729331, Records of Santa Clara County, California (collectively, the “Restated and Amended Lease”).  The Restated and Amended Lease restates and amends the Original Leases with respect to Units 5, 6 and 11A.

E.                                      Varian Associates and Varian Realty, collectively as “Sublessor”, and Sublessor, as “Sublessee”, have entered into that certain unrecorded Sublease dated as of April 1, 1999 (the “Varian, Inc. Sublease”), whereby Varian Associates and Varian Realty subleased to Sublessor all of Building 4 and the adjacent back yard fronting on Hanover Street.

F.                                    The interest of Varian Associates and Varian Realty in and to the CPI Sublease was assigned to Sublessor pursuant to that certain unrecorded Assignment and Assumption of Sublessor’s Interest in Subleases dated April 2, 1999 by and between Varian Associates and Varian Realty, collectively as “Assignor”, and Sublessor, as “Assignee” (the “Assignment”). A copy of the Assignment is attached to this Agreement as Schedule 1.

G.                                   Sublessor and Sublessee desire to (1) amend the CPI Sublease to reflect the restatement and amendment of the Original Leases for Units 5, 6 and 11A by the Restated and Amended Lease; (2) subordinate the CPI Sublease to the Varian, Inc. Sublease; and (3) provide for the attornment of Sublessee to Sublessor; and Sublessee desires to obtain from Ground Lessee non-disturbance protection in the event of the termination of the Varian, Inc. Sublease, all as set out in this Agreement.

Agreements:

NOW, THEREFORE, in consideration of the agreements of Sublessor, Sublessee and Ground Lessee set forth in this Agreement and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Sublessor, Sublessee and Ground Lessee agree as follows:

1.                                       Amendment of the CPI Sublease. Sublessor and Sublessee hereby amend the CPI Sublease as follows:

a.                                       Adjacent Property Lease. The definition of “Adjacent Property Lease” set out in Section 1.1 of the CPI Sublease is hereby deleted.

b.                                      Adjacent Property Sublease. The definition of “Adjacent Property Sublease” set out in Section 1.1 of the CPI Sublease is hereby deleted.

c.                                       Master Lease. The definition of “Master Lease” set out in Section 1.1 of the CPI Sublease is hereby amended to read in its entirety as follows:

“Master Lease” means that certain Lease, dated July 1, 1959, by and between Stanford, as lessor, and Varian Associates, a California corporation, as lessee, for the lease of real property and improvements (“Unit 6 Premises”), as such Lease has been restated and amended pursuant to that certain Restated and Amended Lease dated March 30, 1999, by and between Stanford, as lessor, and Varian Associates, Inc., a Delaware corporation, and Varian Realty Inc., a California corporation, collectively as lessee, a Memorandum of Restatement and Amendment of Lease having been recorded on March 30, 1999, as Instrument No. 14729331, Records of Santa Clara County, California, together with such rules, regulations and guidelines as Stanford may adopt from time to time. A copy of the Restated and Amended Lease is attached hereto as Exhibit F and incorporated herein by this reference.

From and after the date of this Agreement, all references contained in the CPI Sublease to the “Master Lease” shall be deemed to refer to the Restated and Amended Lease.

d.                                      Premises. The definition of “Premises” set out in Section 1.1 of the CPI Sublease is hereby deleted.

e.                                       Sublessor. The definition of “Sublessor” set out in Section 1.1 of the CPI Sublease is hereby amended to read in its entirety as follows:

“Sublessor” means Varian, Inc., a Delaware corporation.

From and after the date of this Agreement, all references contained in the CPI Sublease to “Sublessor” shall be deemed to refer to Varian, Inc., a Delaware corporation.

f.                                         Exhibit B. Exhibit B attached to the CPI Sublease is hereby replaced with the diagram attached to this Agreement as Exhibit B. From and after the date of this Agreement, all references contained in the CPI Sublease to Exhibit B or to the “Unit 6 Premises” shall be deemed to refer to Exhibit B attached to this Agreement and the Unit 6 Premises shown thereon.

g.                                      Exhibit E. Exhibit E attached to the CPI Sublease is hereby replaced with the schedule attached to this Agreement as Exhibit E. From and after the date of this Agreement, all references contained in the CPI Sublease to Exhibit E or to the “Annual Rent Rate Schedule” shall be deemed to refer to

Exhibit E attached to this Agreement, as the same may be amended from time to time pursuant to the CPI Sublease.

h.                                      Exhibit F. Exhibit F attached to the CPI Sublease is hereby replaced with the copy of the Restated and Amended Lease attached to this Agreement as Exhibit F. From and after the date of this Agreement, all references contained in the CPI Sublease to Exhibit F shall be deemed to refer to Exhibit F attached to this Agreement.

i.                                          Exhibit H. Exhibit H attached to the CPI Sublease is hereby replaced with the list attached to this Agreement as Exhibit H. From and after the date of this Agreement, all references contained in the CPI Sublease to Exhibit H or to the “Rules, Regulations, and Security Measures” shall be deemed to refer to Exhibit H attached to this Agreement and the rules, regulations and security measures set out therein, as the same may be amended from time to time pursuant to the CPI Sublease.

j.                                          Section 2.3. The words “Master Lease” appearing in the sixth line of Section 2.3 of the CPI Sublease are hereby replaced with the words “Varian Inc. Sublease”.

k.                                       Section 4.2. The following is hereby inserted at the end of Section 4.2 of the CPI Sublease:

Sublessee’s right to use non-reserved parking spaces in the Parking Lot is limited to those non-reserved spaces located in the Parking Lot that may be used by Sublessor under the Varian Inc. Sublease.

l.                                          Section 4.3. Section 4.3 of the CPI Sublease is hereby amended to read in its entirety as follows:

4.3                               Waste Hauling. Pursuant to that certain unrecorded Sublease by and between Varian Associates, Inc., a Delaware corporation, and Varian Realty Inc., a California corporation, collectively as “Sublessor”, and Sublessor, as “Sublessee”, dated April 1, 1999 (the “Varian, Inc. Sublease”), Sublessor has certain rights to pass over and across that portion of the property adjacent to the Unit 6 Premises identified on the plan attached hereto as Exhibit B as the “Adjacent Property”. Sublessor hereby grants to Sublessee for the benefit of Sublessee and its permitted subtenants, and their employees, the non-exclusive right of access to pass over and across that portion of the Adjacent Property identified on Exhibit B hereto as the “Adjacent Property Access Route” for the limited purpose of transporting Hazardous Materials (as hereinafter defined) from the Subleased Premises to Sublessee’s hazardous waste yard located or to be located at 607 Hansen Way, Palo Alto, California, subject to (i) the rights of Sublessor retained herein, (ii)

the Rules, Regulations, and Security Measures governing the use of such adjacent property, (iii) the terms of Section 10.1 (Use of Hazardous Materials), (iv) the Indemnification terms of Section 10.5, (v) the terms of Section 10.2 (Duty to Inform Sublessor), (vi) any and all existing encumbrances and other matters of record including the Master Lease and the Varian, Inc. Sublease, and (vii) the terms and provisions of this Sublease.

m.                                    Section 6.1. The words “or cause the “Sublessor” under the Varian Inc. Sublease to pay” are hereby inserted after the word “pay” in the first line of Section 6.1 of the CPI Sublease.

n.                                      Section 7.1. (i) The words and dollar amount “Two Million Dollars ($2,000,000)” appearing in the seventh and eighth lines of the second paragraph of Section 7.1 of the CPI Sublease are hereby replaced with the words and dollar amount “Ten Million Dollars ($10,000,000)”; (ii) the word “premises” appearing in the second line of the sixth paragraph of Section 7.1 of the CPI Sublease is hereby replaced with the words “Subleased Premises”; and (iii) the following is added at the end of Section 7.1 of the CPI Sublease:

Notwithstanding any provision of this Sublease to the contrary, the insurance to be maintained by Sublessee pursuant to this Section 7.1 shall be in a form, provide such coverages and otherwise satisfy the requirements set out in Paragraph 11 of the Master Lease.

o.                                      Section 7.2. (i) The word “building” appearing in the fourth line of the first paragraph of Section 7.2 of the CPI Sublease is hereby replaced with the word and number “Building 4”, and (ii) the word “premises” appearing in the second line of the third paragraph of Section 7.2 of the CPI Sublease is hereby replaced with the words “Subleased Premises”.

p.                                      Section 8.2. The parenthetical clause reading “(including, without limitation, Sublessor’s wastewater treatment system)” appearing in the fifth and sixth lines of Section 8.2 of the CPI Sublease is hereby deleted.

q.                                      Section 9.1. The clause reading “except as required to patrol the Parking Lot and Common Areas” appearing in the second and third lines of Section 9.1 of the CPI Sublease, and the comma preceding such clause, are hereby deleted.

r.                                         Section 9.2. The word “Premises” appearing in the eleventh line of Section 9.2 of the CPI Sublease is hereby replaced with the words “Subleased Premises”.

s.                                       Section 10.1. The word “Premises” appearing in the second, third, tenth and thirteenth lines of the first paragraph of Section 10.1 of the CPI Sublease is hereby replaced with the words “Subleased Premises”.

t.                                         Section 10.2. The word “Premises” appearing in the third, ninth and eleventh lines (such word appears twice in the eleventh line) of the first paragraph of Section 10.2 of the CPI Sublease is hereby replaced with the words “Subleased Premises”.

u.                                      Section 10.5. The word “Premises” appearing in the third, sixth and ninth lines of Section 10.5 of the CPI Sublease is hereby replaced with the words “Subleased Premises”.

v.                                      Section 11.4. (i) The word “Sublessor’s” in the third line of Section 11.4 of CPI Sublease is hereby replaced with the word “the”, and (ii) the following is added at the end of Section 11.4 of the CPI Sublease:

Notwithstanding the foregoing, Sublessor may at any time, with not less than sixty (60) days’ notice to Sublessee, terminate or change the operation of such cafeteria service with no further obligation to provide cafeteria service to Sublessee and with no further obligation on the part of Sublessee to pay Sublessee’s Proportionate Share of the Cafeteria Subsidy under this Section 11.4.

w.                                    Section 12.3. The third sentence of Section 12.3 of the CPI Sublease, which sentence appears in the seventeenth through twenty-fifth lines of Section 12.3 of the CPI Sublease, is hereby deleted.

x.                                        Section 13.1. The word “Premises” appearing in the second, fifth, sixth (such word appears twice in the sixth line), eighth and ninth lines of Section 13.1 of the CPI Sublease is hereby replaced with the words “Subleased Premises”.

y.                                      Section 13.3. The word “Premises” appearing in the fourth line of Section 13.3 of the CPI Sublease is hereby replaced with the words “Subleased Premises”.

z.                                        Section 15.1. The addresses for notices to Sublessor set forth in Section 15.1 of the CPI Sublease are hereby replaced with the following:

Varian, Inc.

3120 Hansen Way

Palo Alto, California 94304

Attention: Chief Financial Officer

Facsimile Number: (650) 813-1704

with a copy to:

Varian, Inc.

3120 Hansen Way

Palo Alto, California 94304

Attention: Director of Facilities

Facsimile Number: (650) 424-5526

2.             Relationship of Ground Lessee, Sublessor and Sublessee. Sublessee acknowledges that Sublessor holds only a sublease interest in and to the Unit 6 Premises (as defined in the CPI Sublease) under the Varian, Inc. Sublease, and that Ground Lessee (a) controls and is to operate and maintain the Parking Lot (as defined in the CPI Sublease) and those portions of the Common Areas (as defined in the CPI Sublease) that are located outside of Building 4 (as defined in the CPI Sublease), except for the adjacent back yard fronting on Hanover Street which is a part of the premises subleased under the Varian, Inc. Sublease and is to be maintained by Sublessor, (b) is to provide certain utility services to Building 4, (c) is to maintain the insurance coverages required under the Restated and Amended Lease, except with respect to Building 4 and the back yard fronting on Hanover Street which comprise the premises subleased under the Varian, Inc. Sublease and are to be insured by Sublessor, and (d) is to provide the food, cafeteria and catering services described in Section 11.4 of the CPI Sublease, all as set out in the Varian, Inc. Sublease. Sublessor agrees that Sublessor shall require Ground Lessee to timely perform the obligations of Ground Lessee as the “Sublessor” under the Varian, Inc. Sublease. Sublessee agrees that Sublessor shall have no responsibility or liability for the performance or non-performance by Ground Lessee of its obligations under the Varian, Inc. Sublease; provided that Sublessor has requested, in writing, that Ground Lessee timely perform its obligations under the Varian, Inc. Sublease. Sublessor shall not be obligated to initiate any legal action against Ground Lessee to enforce the obligations of Ground Lessee under the Varian, Inc. Sublease unless Sublessee agrees in writing to share in the costs of such legal action.

Sublessee agrees that the costs incurred by Ground Lessee in (i) operating and maintaining the Parking Lot and those portions of the Common Areas that are located outside of Building 4, except for the adjacent back yard fronting on Hanover Street which is a part of the premises subleased under the Varian, Inc. Sublease and is to be maintained by Sublessor, (ii) maintaining the insurance coverages required under the Restated and Amended Lease, except with respect to Building 4 and the adjacent back yard fronting on Hanover Street which comprise the premises subleased under the Varian, Inc. Sublease and are to be insured by Sublessor, and (iii) providing food, cafeteria and catering services, shall be included as part of the Unit 6 Operating Costs (as defined in Section 5.3 of the CPI Sublease) for which Sublessee is to reimburse Sublessor for Sublessee’s Proportionate Share pursuant to the Annual Rent Rate Schedule attached as Exhibit E to the CPI Sublease, as amended by this Agreement.

Ground Lessee, for the benefit of Sublessee, hereby agrees to timely perform all of the obligations of Ground Lessee under the Varian, Inc. Sublease.

3.             Subordination. Sublessee hereby subordinates the CPI Sublease, as amended by this Agreement, to the Varian, Inc. Sublease and to the Restated and Amended Lease, and agrees that the CPI Sublease and all of the right, title and interest of Sublessee under the CPI Sublease shall remain subject and subordinate to the Varian, Inc. Sublease and to the Restated and Amended Lease, and to all of the terms, conditions and provisions thereof and to any amendments, modifications, consolidations or replacements thereof.

4.             Attornment. Sublessee hereby consents to the Assignment and attorns and agrees to accept Sublessor as the “Sublessor” under the CPI Sublease from and after the date of the Assignment.  Sublessee agrees that it shall be bound to Sublessor under all of the terms, covenants and conditions of the CPI Sublease with the same force and effect as if Sublessor was originally named as the “Sublessor” in the CPI Sublease.

5.             Non-Disturbance. Ground Lessee, for the benefit of Sublessee, hereby agrees that in the event the Varian, Inc. Sublease shall be terminated or surrendered for any reason, Ground Lessee shall recognize the rights of Sublessee under the CPI Sublease, as amended by this Agreement, so long as Sublessee is not in continuing default thereunder after the giving of any required notice and/or the elapse of any period of cure required in the CPI Sublease, as amended by this Agreement, provided that Sublessee attorns to Ground Lessee. Sublessee agrees that in the event of the termination of the Varian, Inc. Sublease, Ground Lessee shall not be liable for the failure of Sublessor to perform any of the obligations of Sublessor under the CPI Sublease that accrued or which were to be performed prior to the date that Ground Lessee accepts the attornment of Sublessee.

6.             Ratification. Sublessor and-Sublessee ratify and affirm the CPI Sublease, as amended by this Agreement, and agree that the CPI Sublease, as amended by this Agreement, remains in full force and effect.

7.             Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed in the State of California by California residents.

8.             Successors and Assigns. The rights and obligations of Sublessor, Sublessee and Ground Lessee under this Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of Sublessor, Sublessee and Ground Lessee, respectively.

9.             Incorporation of Exhibits. Schedule 1 and Exhibits B, E, F and H, as attached to this Agreement, are incorporated into this Agreement and form a part of this Agreement.

IN WITNESS WHEREOF, Sublessor, Sublessee and Ground Lessee have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

“SUBLESSOR”		“SUBLESSEE”

VARIAN, INC.,		COMMUNICATIONS & POWER
a Delaware corporation		INDUSTRIES, INC.,
a Delaware corporation

By	/s/ Arthur W. Homan	By	/s/ Michael Kraus
Arthur W. Homan
Its	Secretary	Its	Facilities Mngr

“GROUND LESSEE”

VARIAN ASSOCIATES, INC.,		VARIAN REALTY INC.,
a Delaware corporation		a California corporation

By	/s/ Joseph B. Phair	By	/s/ Joseph B. Phair
	Joseph B. Phair		Joseph B. Phair
Its	Vice President, General	Its	Secretary
Counsel and Secretary

Schedule 1

ASSIGNMENT AND ASSUMPTION OF

SUBLESSOR’S INTEREST IN SUBLEASES

THIS ASSIGNMENT AND ASSUMPTION OF SUBLESSOR’S INTEREST IN SUBLEASES (this “Assignment”), dated for reference purposes only as of April 2, 1999, is made by and between VARIAN ASSOCIATES, INC., a Delaware corporation (“Varian Associates”), and VARIAN REALTY INC., a California corporation (“Varian Realty”) (Varian Associates and Varian Realty are collectively referred to herein as “Assignor”), and VARIAN, INC., a Delaware corporation (“Assignee”).

Recitals:

A.            Varian Associates, a California corporation (“Varian California”), and The Board of Trustees of the Leland Stanford Junior University (“Stanford”) are the parties to that certain unrecorded Lease dated July 1, 1959, as subsequently amended by Varian California and Stanford (the “Original Lease for Units 6, 7, 10 and 12”), whereby Varian California leased from Stanford certain real property located in Palo Alto, California, commonly referred to as Units 6, 7, 10 and 12.

B.            Varian California and Stanford are the parties to that certain unrecorded Lease dated January 1, 1956, a Memorandum of Lease having been recorded June 25, 1956, in Book 3532, at Page 469, Records of Santa Clara County, California, as subsequently amended by Varian California and Stanford (the “Original Lease for Units 5 and 11A”), whereby Varian California leased from Stanford certain real property located in Palo Alto, California, commonly referred to as Units 5 and 11A. The Original Lease for Units 6, 7, 10 and 12 and the Original Lease for Units 5 and 11A are collectively referred to herein as the “Original Leases”.

C.            Varian Associates, as the successor to Varian California as the “Lessee” under the Original Lease for Units 6, 7, 10 and 12, as “Sublessor”, and Communications & Power Industries, Inc., a Delaware corporation (“CPI”), as “Sublessee”, entered into that certain Sublease (Building 4, Palo Alto) dated August 10, 1995, a Memorandum of Sublease having been recorded August 10, 1995, as Instrument No. 12979123, Records of Santa Clara County, California (collectively, the “CPI Sublease”), whereby CPI subleased from Varian Associates a portion of the building situated on Unit 6, located at 3120 Hansen Way, Palo Alto, California, and commonly referred to as Building 4 (“Building 4”). The CPI Sublease is subject and subordinate to the Original Lease for Units 6, 7, 10 and 12. Unit 6 is more particularly described in Exhibit A attached hereto and incorporated herein by this reference.

D.            Varian Associates, as “Sublessor”, and Oxford Instruments, PLC, NMR Instruments (“Oxford”), as “Sublessee”, entered into that certain unrecorded Sublease (Building 4, Palo Alto) dated August 17, 1998 (the “Oxford Sublease”), whereby Oxford subleased from Varian Associates a portion of Building 4. The Oxford Sublease is subject and subordinate to the Original Lease for Units 6, 7, 10 and 12.

E.             Varian Associates and Stanford separated the Original Lease for Units 6, 7, 10 and 12 into three separate leaseholds, and Varian Associates, Varian Realty, and Stanford combined the leaseholds for Units 5, 6 and 11A in to a single lease pursuant to that certain Restated and Amended Lease by and between Stanford, as “Lessor”, and Varian Associates and Varian Realty, collectively as “Lessee”, dated March 30, 1999, a

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Memorandum of Restatement and Amendment of Lease having been recorded March 30, 1999, as Instrument No. 14729331, Records of Santa Clara County, California (collectively, the “Restated and Amended Lease”). The Restated and Amended Lease restates and amends the Original Leases with respect to Units 5, 6 and 11A.

F.             In recognition of the interest of Varian Realty in and to Unit 6 pursuant to the Restated and Amended Lease, Varian Associates, as “Assignor”, assigned to Varian Associates and Varian Realty, collectively as “Assignee”, all of the right, title and interest of Varian Associates, as “Sublessor”, in, to and under the CPI Sublease and the Oxford Sublease pursuant to that certain unrecorded Assignment and Assumption of Sublessor’s Interest in Subleases dated April 1, 1999 (the “Assignment”).

G.            Assignor, as “Sublessor”, and Assignee, as “Sublessee”, have entered into that certain unrecorded Sublease dated as of April 1, 1999 (the “Varian, Inc. Sublease”), whereby Assignor subleased to Assignee all of Building 4 and the adjacent back yard fronting on Hanover Street.

H.            In recognition of the subleasing of Building 4 and the adjacent back yard to Assignee pursuant to the Varian, Inc. Sublease, Assignor desires to assign its interest as the “Sublessor” under the CPI Sublease and the Oxford Sublease to Assignee, and Assignee desires to assume from Assignor the interest of the “Sublessor” under the CPI Sublease and the Oxford Sublease, all as set out in this Assignment.

Agreements:

NOW, THEREFORE, in consideration of the agreements of Assignor and Assignee contained in this Assignment and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.             Assignment of Sublessor’s Interest. Assignor hereby assigns to Assignee all of the right, title and interest of Assignor as “Sublessor” in, to and under the CPI Sublease and the Oxford Sublease, such assignment to be effective from and after the date of this Assignment.

2.             Assumption of Sublessor’s Interest. Assignee hereby accepts the foregoing assignment and assumes all of the right, title and interest of Assignor as “Sublessor” under the CPI Sublease and the Oxford Sublease. Assignee agrees, for the benefit of Assignor, to faithfully observe, keep, perform and fulfill all of the terms, covenants, conditions and obligations required to be observed, kept, performed and fulfilled by the “Sublessor” under the CPI Sublease and the Oxford Sublease accruing from and after the date of this Assignment.

3.             Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto. The words “Assignor” and “Assignee,” wherever used herein, shall include the persons and entities named herein and their respective legal representatives, successors and assigns.

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4.             Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly performed in the State of California by California residents.

5.             Entire Agreement, Miscellaneous. This Assignment expresses the full and complete understanding of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous proposals, agreements, representations and understandings, whether written or oral, with respect to the subject matter of this Assignment. This Assignment may not be amended or modified except in a writing signed by Assignor and Assignee. This Assignment shall be construed as to its fair meaning and not presumptively for or against either party. The headings of the paragraphs of this Assignment are descriptive only and are not to be construed in interpreting the provisions of this Assignment.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed by their respective duly authorized officers as of the day and year first above written.

“ASSIGNOR”:

VARIAN ASSOCIATES, INC.,
a Delaware corporation

By	/s/ Joseph B. Phair
Joseph B. Phair
Its	Vice President, General
Counsel and Secretary

VARIAN REALTY INC.,
a California corporation

By	/s/ Joseph B. Phair
Joseph B. Phair
Its	Secretary

“ASSIGNEE”:

VARIAN, INC.,
a Delaware corporation

By	/s/ Arthur W. Homan
Arthur W. Homan
Its	Secretary

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